UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 7, 2026

VolitionRx Limited
(Exact name of registrant as specified in its charter)

Delaware	001-36833	91-1949078
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

1489 West Warm Springs Road, Suite 110

Henderson, Nevada 89014

(Address of principal executive offices and zip code)

+1 (512) 774-8930

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed from last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, par value $0.001 per share	VNRX	NYSE American, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 7, 2026, VolitionRx Limited (the “Company”) entered into an amended and restated securities purchase agreement (the “Amended SPA”) with Lind Global Asset Management XII LLC, a Delaware limited liability company (“Lind”). Under the Amended SPA, within ten business days of signing, and subject to the satisfaction of certain closing conditions, we will receive $2,000,000 in funding from Lind in exchange for the issuance to Lind of a Senior Secured Convertible Promissory Note in the principal amount of $2,400,000 (the “Lind Note”) and a Common Stock Purchase Warrant for the purchase of 7,000,350 shares of our common stock at a price of $0.5714 per share, subject to adjustment, and exercisable for five years (the “Lind Warrant” and, together with the Lind Note, the “2026 Securities”). As additional consideration to Lind, we have agreed to pay a commitment fee in the amount of $70,000, which shall be paid by deduction from the funding to be received. The Amended SPA contains customary representation and warranties of the Company and Lind, indemnification obligations of the Company, termination provisions, and other obligations and rights of the parties.

As previously reported, on May 15, 2025, the Company and Lind entered into a securities purchase agreement (the “Original SPA”) pursuant to which the Company issued to Lind a senior secured convertible promissory note in the principal amount of $7,500,000 and a common stock purchase warrant to purchase 13,020,834 shares of common stock (collectively, the “2025 Securities”). The Amended SPA amends and restates the Original SPA to provide for the sale and issuance of the 2026 Securities, which issuance and sale is in addition to the previous issuance and sale of the 2025 Securities.

The Lind Note, which does not accrue interest, shall be repaid in 18 consecutive monthly installments in the amount of $133,333 beginning six months from the issuance date. While the Lind Note is outstanding, Lind may elect with respect to no more than two monthly payments to increase the amount of such monthly payment up to $1,000,000 upon notice to the Company. The monthly payments due under the Lind Note may be made by the issuance of common stock valued at the Repayment Share Price (as defined below), cash in an amount equal to 1.05 times the required payment amount, or a combination of cash and shares of our common stock. The “Repayment Share Price” is defined in the Lind Note as 90% of the average of the five lowest daily volume weighted average prices of one share of our common stock during the 20 trading days prior to the payment date. The Lind Note sets forth certain conditions that must be satisfied before we may make any monthly payments in shares of common stock.

The Lind Note may be converted by Lind from time to time at a price of $0.5714 per share, subject to adjustment (the “Conversion Price”), or an aggregate of 4,200,210 shares based upon the initial principal amount and the Conversion Price. The dollar amount of any conversions by Lind will be applied to toward upcoming Lind Note payments in reverse chronological order. The Lind Note may be prepaid in whole upon written notice on any business day following 30 days after the earlier to occur of (i) the resale registration statement for the shares underlying the Lind Note being declared effective by the Securities and Exchange Commission or (ii) the date that the shares issued pursuant to conversion of the Lind Note may be immediately resold under Rule 144 without restriction on the number of shares to be sold or the manner of sale; but in the event of a prepayment notice, Lind may convert up to one-third of principal amount due at the lesser of the Repayment Share Price or the Conversion Price.

Issuance of shares of common stock upon repayment or conversion of the Lind Note (the “Note Shares”) and upon exercise of the Lind Warrant (the “Warrant Shares”) is subject to an ownership limitation equal to 4.99% of the Company’s outstanding shares of common stock; provided, that if Lind and its affiliates beneficially own in excess of 4.99% of the Company’s outstanding shares of common stock, then such limitation shall automatically increase to 9.99% so long as Lind and its affiliates own in excess of 4.99% of such common stock (and shall, for the avoidance of doubt, automatically decrease to 4.99% upon Lind and its affiliates ceasing to own in excess of 4.99% of such common stock). Additionally, the issuance in the aggregate of any Note Shares and Warrant Shares in excess of 19.99% of the outstanding common stock shall be subject to stockholder approval in accordance with NYSE American Rule 713.

Upon the occurrence of any Event of Default (as defined in the Lind Note), the Lind Note will become immediately due and payable and the Company must pay Lind an amount equal to 120% of the then outstanding principal amount of the Note, subject to a reduction to 110% in certain circumstances, in addition to any other remedies under the Lind Note or the other Transaction Documents. Events of Default include, among others, failure of the Company to make any Note payment when due, a default in any indebtedness or adverse judgements in excess of threshold amounts, the failure of the Company to instruct its transfer agent to issue unlegended certificates in certain circumstances, the Company’s shares of common stock no longer being public traded or listed on a national securities exchange, any stop order or trading suspension restricting the trading in the Company’s common stock for a specified period, the announcement or consummation of a Change of Control (as defined in the Amended SPA), the failure to file reports or filings required by the SEC, and the Company’s market capitalization falling below a threshold amount for a specified period, each as defined in the Lind Note.

The Lind Note contains certain negative covenants, including restricting the Company from certain distributions, stock repurchases, borrowing, sale of assets, loans and exchange offers. Additionally, unless waived by Lind, the Company shall be required to utilize a portion of the proceeds from certain specified debt or equity transactions and asset sales to repay the outstanding principal amount due under the Lind Note.

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Following the occurrence of a Change of Control, Lind may require the Company to prepay, effective immediately prior to the consummation of such Change of Control, an amount equal to 105% of the outstanding principal amount of the Lind Note as of such date.

The Company’s obligations under the Lind Note are secured by a first-priority security interest in all of its assets pursuant to the terms of a security agreement, dated May 15, 2025 (the “Security Agreement”), in favor of Lind. The Company has also entered into a pledge agreement, dated May 15, 2025 (the “Pledge Agreement”), in favor of Lind with respect to the equity that it holds in its subsidiaries. In addition, the Company’s subsidiaries have guaranteed all of the obligations of the Company pursuant to the terms of the guaranty, dated May 15, 2025 (the “Guaranty”), in favor of Lind, and certain of the subsidiaries have entered into a guarantor security agreement (the “Guarantor Security Agreement”) and a pledge agreement. The foregoing description of the Security Agreement, Pledge Agreement, Guaranty, and Guarantor Security Agreement is qualified by reference to the full text of the forms, which are filed as exhibit to the Form 10-Q for the fiscal quarter ended March 31, 2025 and filed with the Securities Exchange Commission on May 15, 2025 and incorporated herein by reference.

The Lind Warrant may be exercised via cashless exercise in the event there is no effective registration statement covering the shares of common stock underlying the Lind Warrant.

The sale of the Lind Note and Lind Warrant and the terms of the offering are set forth in the Amended SPA, the Lind Note, the Lind Warrant, the Security Agreement, the Guaranty, the Pledge Agreement and the Guarantor Security Agreement (collectively, the “Transaction Documents”).

Based in part upon the representations of Lind in the Amended SPA, the offering and sale of the securities was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act and corresponding provisions of state securities or “blue sky” laws. None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities did not involve a public offering and was made without general solicitation or general advertising.

Pursuant to the Amended SPA, the Company agreed to file a registration statement within 30 days of the closing to register for resale all of the Note Shares and Warrant Shares issued to Lind in the offering.

The foregoing description of the Amended SPA, Lind Note, and Lind Warrant is qualified by reference to the full text of the forms of such Transaction Documents, which are filed as exhibits to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

Neither this Report, nor any exhibit filed hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein. Such disclosure does not constitute an offer to sell, or the solicitation of an offer to buy nor shall there be any sales of the Company’s securities in any state in which such offer, solicitation or sale would be unlawful. The securities mentioned herein have not been registered under the Securities Act, and may not be offered or sold absent registration or an applicable exemption from the registration requirements under the Securities Act and applicable state securities laws.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02 in its entirety. Based in part upon the representations of Lind in the Amended SPA, the offering and sale of the securities described above was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D under the Securities Act and corresponding provisions of state securities or “blue sky” laws. None of the securities have been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the securities did not involve a public offering and was made without general solicitation or general advertising.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and other federal securities laws. Any statements contained herein that do not describe historical facts, including, but not limited to, statements regarding the closing of the contemplated offering with Lind and the amount of aggregate gross proceeds the Company expects to receive in connection therewith are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements. Such risks and uncertainties include, among others, the risks identified in the Company’s filings with the SEC, including its Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K. Any of these risks and uncertainties could materially and adversely affect the Company’s results of operations, which would, in turn, have a significant and adverse impact on the Company’s stock price. The Company cautions you not to place undue reliance on any forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Form of Lind Warrant
10.1	Amended and Restated Securities Purchase Agreement, dated January 7, 2026, by and between the Company and Lind Global Asset Management XII LLC
10.2	Form of Senior Secured Convertible Promissory Note
99.1	Press Release, dated January 8, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VOLITIONRX LIMITED

Date: January 8, 2026	By:	/s/ Cameron Reynolds
Cameron Reynolds
Chief Executive Officer & President

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